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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                December 15, 2004

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                               VISX, INCORPORATED
             (Exact name of registrant as specified in its charter)

          Delaware                   1-10694             06-1161793
          --------                   -------             ----------
(State or other jurisdiction       (Commission         (IRS Employer
       of incorporation)           File Number)       Identification No.)

                             3400 Central Expressway
                           Santa Clara, CA 95051-0703
          (Address of principal executive offices, including zip code)

                                 (408) 733-2020
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.  Other Events

          On December 15, 2004, VISX, Incorporated issued a press release announcing its CustomVue hyperopia procedure had been approved by the United States Food and Drug Administration. A copy of the press release is attached as
Exhibit 99.1 and is incorporated herein by reference.


Item 9.01.  Financial Statements and Exhibits

(c) Exhibits.

The following exhibit is filed herewith:

Exhibit No.    Description
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   99.1        Press release of the Company dated December 15, 2004.




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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         VISX, INCORPORATED

     Date: December 15, 2004             By: /s/ Derek A. Bertocci
                                             -----------------------------------
                                             Derek A. Bertocci
                                             Senior Vice President and
                                             Chief Financial Officer




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                                  EXHIBIT INDEX


Exhibit No.    Description
-----------    -----------

    99.1       Press release of the Company dated December 15, 2004.